BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

The Brown Capital Management Small Company Fund

BCSIX - Investor Shares

BCSSX - Institutional Shares

Supplement dated April 20, 2023 to The Brown Capital Management Small Company Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information all dated August 1, 2022

This Supplement is to give notice that effective May 1, 2023, The Brown Capital Management Small Company Fund will be re-opened to new investors. Accordingly, the section of the Prospectuses and Summary Prospectuses titled “Special Note Regarding The Brown Capital Management Small Company Fund” is hereby removed from the Prospectuses and the Summary Prospectuses of the Fund. Shares of The Brown Capital Management Small Company Fund may be purchased as described in the Fund’s current Prospectuses, Summary Prospectuses and Statement of Additional Information.

For additional information concerning how to purchase Shares of The Brown Capital Management Small Company Fund, please call the Fund toll-free at 1.877.892.4BCM.

Brown Capital Management Mutual Funds

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE